UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018 (October 10, 2018)

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 521 4777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 10, 2018, Wright Medical Group N.V. (Wright) filed a Current Report on Form 8-K with the Securities and Exchange Commission (Initial Form 8-K) reporting the acquisition of Cartiva, Inc. (Cartiva) pursuant to the Agreement and Plan of Merger dated as of August 24, 2018 by and among Wright Medical Group, Inc., Braves WMS, Inc., Wright, Cartiva and Fortis Advisors LLC. Wright is filing this Amendment No. 1 (Amendment No. 1) to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include financial statements and pro forma condensed combined financial statements as required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited interim financial statements of Cartiva as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The audited financial statements of Cartiva as of and for the year ended December 31, 2017, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2018 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017 and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Cartiva, are attached hereto as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c)	Shell Company Information.

Not applicable.

(d)	Exhibits.

The following exhibits are being filed or furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of August 24, 2018 by and among Wright Medical Group, Inc., Braves WMS, Inc., Wright Medical Group N.V., Cartiva, Inc., and Fortis Advisors LLC

23.1	Consent of Bennett Thrasher LLP, Independent Auditors

99.1	Unaudited interim financial statements of Cartiva, Inc. as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017

99.2	Audited financial statements of Cartiva, Inc. as of and for the year ended December 31, 2017

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2018

WRIGHT MEDICAL GROUP N.V.

By:	/s/ Lance A. Berry
Name: Lance A. Berry
Title: Senior Vice President and Chief Financial Officer